Accounting For Uncertain Tax Positions	9 Months Ended
Sep. 30, 2021
Accounting For Uncertain Tax Positions [Abstract]
Accounting for Uncertain Tax Positions

NOTE 10 — Accounting for Uncertain Tax Positions

The Company evaluates all significant tax positions. As of December 31, 2020, the Company does not believe that it has any significant tax positions that would result in additional tax liability to the stockholders of the Company nor does it believe that there are any tax benefits that would increase or decrease within the next twelve months.

The Company’s income tax returns are subject to examination by appropriate taxing authorities. As of December 31, 2020, the Company’s federal and state income tax returns generally remain open for the last three years.